UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

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RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue

New York, New York 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	RCRT	NASDAQ Capital Market
Common Stock Purchase Warrants	RCRTW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, on June 26, 2023, Recruiter.com, Inc. (“Recruiter”) held a joint virtual management conference call with GoLogiq Inc. (“GoLogiq”) to discuss the current state and future plans of GoLogiq following the announced definitive stock purchase agreement by and between Recruiter and GoLogiq and certain other matters.  A copy of the transcript for the conference call is attached as Exhibit 99.1 and incorporated by reference into this current report on Form 8-K. A copy of the presentation used during the conference call is attached as Exhibit 99.2 and incorporated by reference into this current report on Form 8-K. The information in this Item 7.01 and in Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

No Offer or Solicitation

The information contained or incorporated by reference into this current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Information and Where to Find It

The information contained or incorporated by reference into this current report on Form 8-K is being made in respect of the proposed stock purchase transaction (the “Transaction”) involving Recruiter.com and GoLogiq SPV, or similarly named subsidiary formed for the purpose of effectuating the Agreement that will hold the contributed fintech assets of GoLogiq. Recruiter.com intends to file a registration statement on Form S-4 (or such other form as it might determine to be applicable) with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement for Recruiter.com shareholders and which will also serve as a prospectus related to offers and sales of the securities of Recruiter.com after the transaction. Recruiter.com will also file other documents regarding the Transaction with the SEC.

Before making any voting or investment decision, investors and security holders of Recruiter.com and GoLogiq are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

In addition, the documents filed with the SEC may be obtained free of charge from Recruiter.com’s website at investors.recruiter.com.

Participants in the Solicitation

Recruiter.com and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in favor of the approval of the Transaction. Information regarding Recruiter.com’s directors and executive officers and other persons who may be deemed participants in the solicitation may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

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Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation, Recruiter.com’s and GoLogiq’s expectations with respect to the Transaction between Recruiter.com and GoLogiq, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of GoLogiq, and the products and services offered by GoLogiq. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Recruiter.com’s and GoLogiq’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the transaction between Recruiter.com and GoLogiq may not be completed in a timely manner or at all, which may adversely affect the price of the securities of Recruiter.com, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement by the stockholders of Recruiter.com and GoLogiq’s, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, (iv) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Transaction, (v) the effect of the announcement or pendency of the transaction on GoLogiq’s business relationships, performance, and business generally, (vi) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition and the ability of the post- Transaction company to grow and manage growth profitability and retain its key employees, (vii) costs related to the Transaction, (viii) the outcome of any legal proceedings that may be instituted against Recruiter.com and GoLogiq following the announcement of the proposed transaction, (ix) the ability to maintain the listing of Recruiter.com’s securities on Nasdaq, (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and identify and realize additional opportunities, (xi) the risk of downturns and the possibility of rapid change in the highly competitive industry in which GoLogiq operates, (xii) the risk that GoLogiq may not sustain profitability, (xiii) the risk that GoLogiq may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xiv) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xv) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of GoLogiq, (xvi) the risk that GoLogiq is unable to secure or protect its intellectual property, (xvii) the risk that the securities of the post- Transaction company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xviii) other risks and uncertainties indicated in the filings that are made from time to time with the SEC by Recruiter.com (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Recruiter.com and GoLogiq assume no obligation and do not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
99.1	Conference Call Transcript.
99.2	Presentation, entitled “RCRT/GOLQ Shareholder Update Call
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2023
Recruiter.com Group, Inc.

/s/ Miles Jennings
Miles Jennings
Chief Executive Officer

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